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                                                                  Exhibit 10.18

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") dated as of April 30, 1999 is made by and among Artra Group Incorporated ("Artra"), a Pennsylvania corporation; WorldWide Web NetworX Corporation ("WWWX"), a Delaware corporation; NA Acquisition Corp. (the "Acquisition Corp."), a Pennsylvania corporation and a wholly owned subsidiary of WWWX; and WWWX Merger Subsidiary, Inc. (the "Merger Sub"), a Pennsylvania corporation and a wholly owned subsidiary of the Acquisition Corp.

                                   BACKGROUND

         A. The parties to this Amendment entered into that certain Agreement and Plan of Merger dated as of February 23, 1999 (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into Artra, subject to the terms and conditions thereof (the "Merger").

         B. The Merger Agreement provides that each party's obligation to effect the Merger is subject to, INTER ALIA, the approval by the holders of the issued and outstanding shares of capital stock of WWWX (the "WWWX Shareholders"), and further provides that the Board of Directors of WWWX must take all necessary action to convene a meeting of the WWWX Shareholders to consider and vote upon approval of the Merger Agreement.

         C. Following the execution and delivery of the Merger Agreement, Delaware counsel for WWWX issued its written opinion to WWWX, that no vote or other approval of the WWWX Shareholders is required under Delaware law in connection with the Merger Agreement. The parties wish to amend the Merger Agreement to delete any provisions therein requiring approval of the Merger or the Merger Agreement by the WWWX Shareholders, and to make such other changes therein as are consistent with such amendment. Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1.       AMENDMENT. The Merger Agreement is hereby amended as follows:

                  (a) Section 4.3 of the Merger Agreement is amended to delete therefrom all references to the convening of a meeting of the WWWX Shareholders to consider and vote upon approval of the Merger Agreement, and all references to actions of the Board of Directors of WWWX to recommend and solicit such approval.

                  (b) Section 5.1(a) of the Merger Agreement is amended to delete therefrom the reference to approval by the WWWX Shareholders as a condition to the obligations of the parties to effect the Merger.


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                  (c) Section 6.5 of the Merger Agreement is amended to provide that the $2,000,000 "break-up" fee payable to Artra as set forth in Section 6.5 shall be payable to Artra only in the event that the representations and warranties of WWWX, the Acquisition Corp. and the Merger Sub in the first sentence of Section 2 of this Amendment should be determined by WWWX or a court of competent jurisdiction to be untrue, and the Merger Agreement is thereafter terminated solely because any required approval of WWWX's shareholders shall not have been obtained.

                  (d) The Merger Agreement is further amended to make such additional changes in the provisions thereof as are necessary to make them consistent with the foregoing amendments.

         2. REPRESENTATIONS AND WARRANTIES. WWWX, the Acquisition Corp. and the Merger Sub jointly and severally represent and warrant to Artra that no vote or other approval of the WWWX Shareholders is required under applicable law, or under WWWX's certificate or articles of incorporation or by-laws, in connection with the Merger Agreement.

                  In addition to the foregoing, each of the parties hereby represents and warrants to the others as follows:

                  (a) It has the power to execute and deliver this Amendment and has taken all necessary action to authorize the execution and delivery of this Amendment and the performance of the Merger Agreement as amended hereby;

                  (b) The execution and delivery of this Amendment and the performance of the Merger Agreement as amended hereby will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality, or its certificate or articles of incorporation, by-laws, or other similar organizational documents.

         3. REAFFIRMATION. Except as amended hereby, all of the terms, covenants and conditions of the Merger Agreement are ratified, reaffirmed and confirmed and shall continue in full force and effect as therein written.

         4. BINDING EFFECT This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         5. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. A facsimile of an executed copy of this Amendment shall have the same force and effect as an original executed copy.


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         6.       GOVERNING LAW. This Amendment shall be governed by and
construed in accordance with the internal laws of the Commonwealth of Pennsylvania without reference to conflict of law principles.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                            ARTRA GROUP INCORPORATED


                                            By: ______________________________
                                                     Title:

                                            WORLDWIDE WEB NETWORX
                                            CORPORATION


                                            By: ______________________________
                                                     Title:

                                            NA ACQUISITION CORP.


                                            By: ______________________________
                                                     Title :

                                            WWWX MERGER SUBSIDIARY, INC.


                                            By: ______________________________
                                                     Title:












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